Exhibit 32.2
STATEMENT PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Eric Young, Chief Financial Officer of Winsonic Digital Media Group, Ltd. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) The Annual Report on Form 10-KSB/A Amendment No. 1 of the Company for the year ended December 31, 2004, to which this certification accompanies (the "Annual Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 5, 2006	By:	/s/ Eric Young,
Eric Young,
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Winsonic Digital Media Group, Ltd. and will be retained by Winsonic Digital Media Group, Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.